Exhibit 99.1

Index to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Ltd

Page
Financial Statements:

Condensed Consolidated Statements of Income for the three and six months ended June 30, 2008 and 2007 (Unaudited)	2

Condensed Consolidated Balance Sheets as of June 30, 2008 (Unaudited) and December 31, 2007	3

Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2008 and 2007 (Unaudited)	4

Notes to Condensed Consolidated Financial Statements (Unaudited)	5

Genworth Financial Mortgage Insurance Pty Ltd

Condensed Consolidated Statements of Income

(U.S. dollar amounts in thousands)

(Unaudited)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
Revenues:
Net premiums earned	$84,034	$72,607	$166,995	$140,238
Net investment income	38,221	30,578	73,347	52,791
Net investment gains (losses)	58	(1,533)	(614)	(1,455)
Other income (loss)	1,411	(546)	2,599	606

Total revenues	123,724	101,106	242,327	192,180

Losses and expenses:
Net losses and loss adjustment expenses	35,345	34,550	70,159	65,418
Acquisition and operating expenses, net of deferrals	17,821	13,223	36,631	25,060
Amortization of deferred acquisition costs and intangibles	6,233	4,830	13,399	10,100

Total losses and expenses	59,399	52,603	120,189	100,578

Income before income taxes	64,325	48,503	122,138	91,602
Provision for income taxes	20,053	15,867	38,746	28,618

Net income	$44,272	$32,636	$83,392	$62,984

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Ltd

Condensed Consolidated Balance Sheets

(U.S. dollar amounts in thousands, except share amounts)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	June 30, 2008	December 31, 2007
	(unaudited)
Assets
Fixed maturity securities available-for-sale, at fair value	$2,091,658	$1,782,351
Cash and cash equivalents	266,008	311,720
Accrued investment income	36,185	30,254
Prepaid reinsurance premium	1,293	1,428
Deferred acquisition costs	73,354	62,606
Goodwill	7,188	6,577
Deferred tax assets, net	18,737	16,194
Related party receivables	44,190	42,275
Other assets	29,183	22,412

Total assets	$2,567,796	$2,275,817

Liabilities and stockholder’s equity
Liabilities:
Reserve for losses and loss adjustment expenses	$164,290	$155,190
Unearned premiums	1,002,305	905,766
Related party payables	94,131	70,004
Other liabilities and accrued expenses	38,822	59,391

Total liabilities	1,299,548	1,190,351

Stockholder’s equity:
Ordinary shares – No par value; 1,356,558,500 shares authorized and issued as of June 30, 2008 and December 31, 2007	—	—
Additional paid-in capital	553,698	548,953

Accumulated other comprehensive income, net of tax:
Net unrealized investment losses	(45,650)	(37,464)
Foreign currency translation adjustments	292,467	189,636

Total accumulated other comprehensive income	246,817	152,172
Retained earnings	467,733	384,341

Total stockholder’s equity	1,268,248	1,085,466

Total liabilities and stockholder’s equity	$2,567,796	$2,275,817

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Ltd

Condensed Consolidated Statements of Cash Flows

(U.S. dollar amounts in thousands)

(Unaudited)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	Six months ended June 30,
	2008	2007
Cash flows from operating activities:
Net income	$83,392	$62,984
Adjustments to reconcile net income to net cash from operating activities:
Amortization of investment discounts and premiums	(1,089)	1,386
Net investment losses	614	1,455
Acquisition costs deferred	(17,675)	(15,740)
Amortization of deferred acquisition costs and intangibles	13,399	10,100
Deferred income taxes	—	(1,337)
Corporate overhead allocation	11,954	4,847
Change in certain assets and liabilities:
Accrued investment income and other assets	(5,493)	(73)
Reserve for losses and loss adjustment expenses	(4,788)	25,204
Unearned premiums	14,234	67,759
Other liabilities	(18,283)	(16,937)

Net cash from operating activities	76,265	139,648

Cash flows from investing activities:
Proceeds from maturities and repayments of fixed maturity securities	163,732	45,395
Purchases of fixed maturity securities	(313,645)	(321,929)

Net cash from investing activities	(149,913)	(276,534)

Cash flows from financing activities:
Capital contribution received	—	236,696

Net cash from financing activities	—	236,696

Effect of exchange rate changes on cash and cash equivalents	27,936	24,492

Net change in cash and cash equivalents	(45,712)	124,302

Cash and cash equivalents at beginning of period	311,720	254,414

Cash and cash equivalents at end of period	$266,008	$378,716

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Ltd

Notes to Condensed Consolidated Financial Statements

Six Months Ended June 30, 2008 and 2007

(Unaudited)

(1)	Nature of Business, Formation of Genworth Mortgage and Basis of Presentation

Genworth Financial Mortgage Insurance Pty Ltd (“Genworth Mortgage” or the “Company” as appropriate) offers mortgage insurance products in Australia and New Zealand and is headquartered in Sydney, Australia. In particular, the Company offers primary mortgage insurance, known as “lenders mortgage insurance,” or LMI, and portfolio credit enhancement policies. The principal product is LMI, which is generally single premium business and provides 100% coverage of the loan amount in the event of a mortgage default.

The Company’s condensed consolidated financial statements are unaudited and have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and rules and regulations of the United States Securities and Exchange Commission (“SEC”) disclosure requirements for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete consolidated financial statements. Preparing financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates. These condensed consolidated financial statements include all adjustments considered necessary by management to present a fair statement of the financial position, results of operations, and cash flow for the periods presented. The results reported in these condensed consolidated financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year. The condensed consolidated financial statements included herein should be read in conjunction with the audited financial statements and related notes contained in our 2007 year end financial statements on Form 8-K furnished on March 27, 2008.

The Company’s management has determined that the Company has one reportable operating segment, mortgage insurance.

Genworth Mortgage, formerly GE Mortgage Insurance Company Pty Ltd, is a wholly-owned subsidiary of Genworth Financial Mortgage Insurance Holdings Pty Ltd and was incorporated in Australia on November 10, 2003. The ultimate parent company of Genworth Mortgage is Genworth Financial, Inc. (“Genworth”). Genworth is a company incorporated in Delaware on October 23, 2003. GE Mortgage Insurance Company Pty Ltd changed its name to Genworth Financial Mortgage Insurance Pty Ltd on November 28, 2005.

The condensed consolidated financial statements are presented in U.S. dollars. The accompanying financial statements include Genworth Financial Mortgage Indemnity Limited and are prepared on a consolidated basis. All intercompany transactions have been eliminated in the consolidated financial statements.

(2)	Accounting Pronouncements

Recently adopted

Fair Value Measurements

As of January 1, 2008, we adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The adoption of SFAS No. 157 did not have a material impact on our consolidated financial statements. Additionally, on January 1, 2008, we elected the partial adoption of SFAS No. 157 under the provisions of Financial Accounting Standards Board (“FASB”) Staff Position (“FSP”) FAS 157-2, which amends SFAS No. 157 to allow an entity to delay the application of this statement until January 1, 2009 for certain non-financial assets and liabilities. Under the provisions of the FSP, we will delay the application of SFAS No. 157 for fair value measurements used in the impairment testing of goodwill and indefinite-lived intangible assets and eligible non-financial assets and liabilities included within a business combination. In January 2008, FASB also issued proposed FSP FAS 157-c that would amend SFAS No. 157 to clarify the principles on fair value measurement of liabilities. Management is monitoring the status of this proposed FSP for any impact on our consolidated financial statements.

Genworth Financial Mortgage Insurance Pty Ltd

Notes to Condensed Consolidated Financial Statements

Six Months Ended June 30, 2008 and 2007

(Unaudited)

As defined in SFAS No. 157, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We hold fixed maturity securities and certain other financial instruments, which are carried at fair value.

Fair value measurements are generally based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our view of market assumptions in the absence of observable market information. We utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. SFAS No. 157 requires all assets and liabilities carried at fair value to be classified and disclosed in one of the following three categories:

•	Level 1—Quoted prices for identical instruments in active markets.

•

Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•	Level 3—Instruments whose significant value drivers are unobservable.

Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as actively traded mutual fund investments.

Level 2 includes those financial instruments that are valued by using industry-standard pricing methodologies, models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs, such as interest rate, credit spread and foreign exchange rates for the underlying financial instruments. All significant inputs are observable, or derived from observable, information in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and private corporate fixed maturity securities; government or agency securities; and certain mortgage-backed and asset-backed securities.

Level 3 is comprised of financial instruments whose fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on, nor corroborated by, readily available market information. This category primarily consists of certain less liquid fixed maturity securities where we cannot corroborate the significant valuation inputs with market observable data.

As of each reporting period, all assets and liabilities recorded at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability, such as the relative impact on the fair value as a result of including a particular input.

Our fixed maturity securities use Level 2 inputs for the determination of fair value. These fair values are obtained primarily from industry-standard pricing methodologies based on market observable information.

Fair Value Option for Financial Assets and Financial Liabilities

As of January 1, 2008, we adopted SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. This statement provides an option, on specified election dates, to report selected financial assets and liabilities, including insurance contracts, at fair value. Subsequent changes in fair value for designated items are reported in income in the current period. The adoption of SFAS No. 159 did not impact our consolidated financial statements, as no items were elected for measurement at fair value upon initial adoption. We will continue to evaluate eligible financial assets and liabilities on their election dates. Any future elections will be disclosed in accordance with the provisions outlined in the statement.

Genworth Financial Mortgage Insurance Pty Ltd

Notes to Condensed Consolidated Financial Statements

Six Months Ended June 30, 2008 and 2007

(Unaudited)

Not yet adopted

In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133. This statement requires enhanced disclosures about an entity’s derivative and hedging activities. SFAS No. 161 will be effective for us on January 1, 2009. We do not expect SFAS No. 161 to have a material impact on our consolidated financial statements.

In December 2007, FASB issued SFAS No. 141R, Business Combinations. This statement establishes principles and requirements for how an acquirer recognizes and measures certain items in a business combination, as well as disclosures about the nature and financial effects of a business combination. SFAS No. 141R will be effective for us on January 1, 2009 and will be applied to business combinations for which the acquisition date is on or after the effective date. We do not expect SFAS No. 141R to have a material impact on our consolidated financial statements.

In December 2007, FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51. This statement establishes accounting and reporting standards for non controlling interests in a subsidiary and for deconsolidation of a subsidiary. SFAS No. 160 will be effective for us on January 1, 2009 and will be applied prospectively as of the effective date. We do not expect SFAS No. 160 to have a material impact on our consolidated financial statements.

(3)	Statutory Accounting

Genworth Mortgage prepares financial statements for its regulator, the Australian Prudential Regulation Authority (“APRA”), in accordance with the accounting practices prescribed by the regulator, which is a comprehensive basis of accounting other than U.S. GAAP. The main differences were as follows:

•	Premium is recognized on a cash receipts basis.
•	Deferred acquisition costs are not recognized.
•	A premium liability is recognized representing the unexpired risk portion of insurance policies written. The premium liability is valued as the present value of the expected future claim payments.
•	Loss and loss adjustment expense reserves include a risk margin and are discounted to present value.

The Company’s APRA net income after tax, capital base, minimum capital requirement and solvency ratio as of, and for the year ended were as follows:

(U.S. dollar amounts in thousands)	2007

APRA net income after tax	$149,527

APRA capital base	$1,326,600
APRA minimum capital requirement	$1,002,665
APRA solvency ratio	1.32

The APRA solvency ratio is the combined amounts of Genworth Financial Mortgage Insurance Pty Ltd and its wholly-owned subsidiary, Genworth Financial Mortgage Indemnity Ltd.

Under the prudential regulation framework in Australia, mortgage insurers are required to establish a catastrophic risk charge defined as a 1 in 250 year event. The Company is required to maintain adequate capital to fund this charge, in addition to normal insurance liabilities, by ensuring that its capital base exceeds its minimum capital requirement at all times.

As of June 30, 2008, the APRA solvency ratio is 1.28.

Genworth Financial Mortgage Insurance Pty Ltd

Notes to Condensed Consolidated Financial Statements

Six Months Ended June 30, 2008 and 2007

(Unaudited)

The Company’s ability to pay dividends to Genworth Financial Mortgage Insurance Holdings Pty Ltd is restricted to the extent the payment of dividends exceeds current year income. Any dividend above this level requires prior approval from APRA. In addition, any dividend payment must result in the Company continuing to meet the APRA minimum capital requirement.